UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Paratek Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PARATEK PHARMACEUTICALS, INC. 75 PARK PLAZA, 3RD FLOOR BOSTON, MA 02116	Your Vote Counts! PARATEK PHARMACEUTICALS, INC. 2023 Annual Meeting Vote by July 5, 2023 11:59 PM Eastern Daylight Time

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You invested in PARATEK PHARMACEUTICALS, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on July 6, 2023.

Get informed before you vote
View the Notice and Proxy Statement, Form 10-K and Shareholder Letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 22, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* July 6, 2023 9:30 AM Eastern Daylight Time
Virtually at: www.virtualshareholdermeeting.com/PRTK2023

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
	01) Minnie V. Baylor-Henry	For
02) Michael F. Bigham
03) Robert S. Radie
2.	To consider an advisory vote on the compensation of our named executive officers.	For
3.	To consider an advisory vote on the frequency of holding future advisory votes on the compensation of our named executive officers.	Year
4.	To approve the Company’s Amended and Restated Employee Stock Purchase Plan, which increases the number of authorized shares of common stock under the plan from 943,294 to 1,793,067 shares.	For
5.	To approve an amendment to the Company’s Charter to allow for exculpation of officers.	For
6.	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023.	For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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